                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                                 July 16, 2013

          The undersigned, as a Section 16 reporting person of Liquid Holdings
Group, Inc. (the "Company"), hereby constitutes and appoints each of Kenneth
Shifrin and Jose Ibietatorremendia or any one of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

     (1)  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the
          "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

     (2)  complete and execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner and an officer or director of the Company Forms 3, 4 and 5 and other forms thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
          Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and Schedules 13D and 13G in accordance with Section 13 of the Exchange Act, and the rules and regulations promulgated thereunder;

     (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
          Form 3, 4 or 5 or Schedules 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form with the
          SEC, any securities exchange or national association, the Company and such other person or agency as the attorneys-in-fact shall deem appropriate; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
          fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned also ratifies hereby any action previously taken by any such attorney-in-fact that would have been authorized by this power of attorney if it has been in effect at the time such action was taken.  The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D and
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to Company and the foregoing attorneys-in-fact.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the day first written above.

                                          By:  /s/ Richard Schaeffer
                                               ------------------------------
                                          Name: Richard Schaeffer

                               POWER OF ATTORNEY

                                 July 16, 2013

         The undersigned, as a Section 16 reporting person of Liquid Holdings
Group, Inc. (the "Company"), hereby constitutes and appoints each of Kenneth
Shifrin and Jose Ibietatorremendia or any one of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

     (1)  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the
          "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

     (2)  complete and execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner and an officer or director of the Company Forms 3, 4 and 5 and other forms thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
          Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and Schedules 13D and 13G in accordance with Section 13 of the Exchange Act, and the rules and regulations promulgated thereunder;

     (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
          Form 3, 4 or 5 or Schedules 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form with the
          SEC, any securities exchange or national association, the Company and such other person or agency as the attorneys-in-fact shall deem appropriate; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
          fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned also ratifies hereby any action previously taken by any such attorney-in-fact that would have been authorized by this power of attorney if it has been in effect at the time such action was taken.  The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D and 13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to Company and the foregoing attorneys-in-fact.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the day first written above.

                                             SCHAEFFER HOLDINGS, LLC

                                             By:  /s/ Richard Schaeffer
                                                  --------------------------
                                             Name: Richard Schaeffer
                                             Title: Managing Member

                               POWER OF ATTORNEY

                                 July 16, 2013

          The undersigned, as a Section 16 reporting person of Liquid Holdings
Group, Inc. (the "Company"), hereby constitutes and appoints each of Kenneth
Shifrin and Jose Ibietatorremendia or any one of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

     (1)  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the
          "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

     (2)  complete and execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner and an officer or director of the Company Forms 3, 4 and 5 and other forms thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
          Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and Schedules 13D and 13G in accordance with Section 13 of the Exchange Act, and the rules and regulations promulgated thereunder;

     (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
          Form 3, 4 or 5 or Schedules 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form with the
          SEC, any securities exchange or national association, the Company and such other person or agency as the attorneys-in-fact shall deem appropriate; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
          fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned also ratifies hereby any action previously taken by any such attorney-in-fact that would have been authorized by this power of attorney if it has been in effect at the time such action was taken.  The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D and
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to Company and the foregoing attorneys-in-fact.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the day first written above.

                                           SCHAEFFER GROUP, LLC

                                           By:  /s/ Richard Schaeffer
                                                ----------------------------
                                           Name: Richard Schaeffer
                                           Title: Managing Member

                               POWER OF ATTORNEY

                                 July 16, 2013

          The undersigned, as a Section 16 reporting person of Liquid Holdings
Group, Inc. (the "Company"), hereby constitutes and appoints each of Kenneth
Shifrin and Jose Ibietatorremendia or any one of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

     (1)  prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the
          "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by the Securities Exchange Act of 1934 or any rule or regulation of the SEC;

     (2)  complete and execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner and an officer or director of the Company Forms 3, 4 and 5 and other forms thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to Section 16 of the Securities
          Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and Schedules 13D and 13G in accordance with Section 13 of the Exchange Act, and the rules and regulations promulgated thereunder;

     (3)  do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
          Form 3, 4 or 5 or Schedules 13D or 13G, complete and execute any amendment or amendments thereto, and timely file such form with the
          SEC, any securities exchange or national association, the Company and such other person or agency as the attorneys-in-fact shall deem appropriate; and

     (4)  take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
          fact's discretion.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned also ratifies hereby any action previously taken by any such attorney-in-fact that would have been authorized by this power of attorney if it has been in effect at the time such action was taken.  The undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Sections 13 and 16 of the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 and Schedules 13D and
13G with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to Company and the foregoing attorneys-in-fact.

           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the day first written above.

                                          SHAF HOLDINGS, LLC

                                          By:  /s/ Richard Schaeffer
                                               ------------------------------
                                          Name: Richard Schaeffer
                                          Title: Managing Member